UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

VIA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27264	33-0687976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Battery Street, Suite 330 San Francisco CA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 283-2200

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 31, 2007, VIA Pharmaceuticals, Inc. (the “Company”) issued to Trout Partners LLC and its permitted assigns (the “Registered Holder”) a warrant (the “Warrant”) to purchase up to 18,586 shares of common stock, par value $0.001 per share, of the Company, at a purchase price of $3.95 per share (the “Purchase Price”). The Warrant will vest in equal one-twelfth installments commencing 30 days from the date of issuance of the Warrant (the “Vesting Commencement Date”) and each month thereafter on the same day of the month as the Vesting Commencement Date provided that the consulting agreement, dated April 1, 2007 (the “Consulting Agreement”), between the Company and the Registered Holder, pursuant to which the Registered Holder agreed to serve as the Company’s investor relations consultant, is still in effect through each such date.

The Warrant is exercisable at any time until the earlier of: (a) July 3, 2012 and (b) the expiration of 30 days following the date on which the Company terminates the Consulting Agreement. The Warrant contains anti-dilution provisions that provide for adjustments of the Purchase Price and the number of shares purchasable in the event of merger or consolidation, reclassification, stock split, subdivision or combination, and stock dividends or distributions.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Warrant issued to the Registered Holder was offered and issued pursuant to a private placement in reliance upon the exemption from registration pursuant to Rule 506 under the Securities Act. The Registered Holder represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and that such Registered Holder is acquiring the securities for investment purposes for such Registered Holder’s own account and not with a view toward distribution of the securities. The Company advised the Registered Holder that the Warrant and the securities underlying the Warrant have not been registered under the Securities Act and may not be sold unless they are registered under the Securities Act or sold pursuant to a valid exemption from registration under the Securities Act. The Warrant issued to the Registered Holder contains a legend that the Warrant has not been registered under the Securities Act and states the restrictions on transfer and resale as described above. Additionally, the Company did not engage in any general solicitation or advertisement in connection with the issuance of the Warrant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.

Date: August 6, 2007

	By:	/s/ James G. Stewart
James G. Stewart
	Title:	Senior Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Warrant issued to Trout Partners LLC, dated July 31, 2007.

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